UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            May 18, 2006
                                                    ---------------------------

                       DaimlerChrysler Auto Trust 2006-B
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              (Exact name of Issuing Entity as specified in its charter)

                    DaimlerChrysler Financial Services Americas LLC
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           (Exact name of Sponsor and Depositor as specified in its charter)

        State of Delaware              333-127963-02           20-6785855
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(State or other jurisdiction of        (Commission           (IRS Employer
         incorporation)                File Number)        Identification No.)

c/o Chase Bank USA, National Association, as owner trustee, c/o       19713
JPMorgan Chase, 500 Stanton Christiana Road, Newark, Delaware
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        (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code         (302) 552-6279
                                                          ---------------------

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            (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                          Section 8 -- Other Events

Item 8.01.  Other Events.
            ------------

      In connection with the issuance on May 18, 2006 by DaimlerChrysler Auto Trust 2006-B (the "Issuing Entity") of $1,200,000,000 Asset Backed Notes offered pursuant to the Prospectus dated May 11, 2006 and the Prospectus Supplement dated May 11, 2006, the Issuing Entity and DaimlerChrysler Financial Services Americas LLC ("DCFS") entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.


                       Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      (a) Not applicable.

      (b) Not applicable.

      (c) Not applicable.

      (d) Exhibits:

          1.1 Underwriting Agreement dated as of May 11, 2006, between DCFS and Citigroup Global Markets Inc., as representative of the underwriters

          4.1 Indenture dated as of May 1, 2006, between the Issuing Entity and Citibank, N.A., as indenture trustee (the "Indenture Trustee").

          4.2 Amended and Restated Trust Agreement dated as of May 1, 2006, among DCFS, DaimlerChrysler Retail Receivables LLC ("DCRR") and Chase Bank USA, National Association, as owner trustee (the "Owner Trustee").

          10.1 Sale and Servicing Agreement dated as of May 1, 2006, between DCFS and the Issuing Entity.

          99.1 Administration Agreement dated as of May 1, 2006, among the Issuing Entity, DCFS and the Indenture Trustee.

          99.2    Purchase Agreement dated as of May 1, 2006, between DCFS and
                  DCRR.



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


                                  SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DAIMLERCHRYSLER FINANCIAL SERVICES
                              AMERICAS LLC



                              By:    /s/ B. C. Babbish
                                    ---------------------------------
                                    B. C. Babbish
                                    Assistant Secretary



Date:  May 18, 2006


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


                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

   1.1            Underwriting Agreement dated as of May 11, 2006, between DCFS and
                  Citigroup Global Markets Inc., as representative of the underwriters

   4.1            Indenture dated as of May 1, 2006, between the Issuing Entity and
                  Citibank, N.A., as indenture trustee (the "Indenture Trustee").

   4.2            Amended and Restated Trust Agreement dated as of May 1, 2006, among DCFS,
                  DaimlerChrysler Retail Receivables LLC ("DCRR") and Chase Bank USA,
                  National Association, as owner trustee (the "Owner Trustee").

   10.1           Sale and Servicing Agreement dated as of May 1, 2006, between DCFS and the Issuing Entity.

   99.1           Administration Agreement dated as of May 1, 2006, among the Issuing
                  Entity, DCFS and the Indenture Trustee.

   99.2           Purchase Agreement dated as of May 1, 2006, between DCFS and DCRR.


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